Form 10-K 1996                          Stone & Webster, Incorporated

Exhibit 10 (c)


                     1997 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS
                                         OF
                            STONE & WEBSTER, INCORPORATED

                  1.  Purpose

                  The purpose of the 1997 Stock Plan for Non-Employee Directors of Stone & Webster, Incorporated (the "Plan") is to promote the long-term growth and financial success of Stone & Webster, Incorporated (the "Company") by attracting and retaining non-employee directors of outstanding ability and by promoting a greater identity of interest between its non-employee directors and its stockholders.

                  2.  Definitions

                  The following capitalized terms used herein have the following meanings:

                  "Annual Retainer" means the annual compensation to be paid to each Non-Employee Director in the amount of $8,000.

                  "Annual Stock Grant" means the annual stock grant to be awarded to each non-Employee Director in the amount of 400 shares of Common Stock.

                  "Board of Directors" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Compensation Committee of the Board of Directors or such other committee of the Board of Directors which shall succeed to the functions and responsibilities of the Compensation Committee.

                  "Common Stock" means the Company's Common Stock, $1.00 par value per share.

                  "Director Meeting Fees" means fees earned by Non-Employee Directors by attendance at meetings of the Board of Directors and at meetings of any committee of the Board of Directors of which such Non-Employee Director is a member.

                  "Fair Market Value" means, as of any date of the determination thereof, the per share price of the last sale of Common Stock on such date of determination or, if such date is not a trading date, on the trading date immediately preceding such date of determination, based on the composite transactions in the Common Stock as reported by The Wall Street Journal (or any successor publication thereto).

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "Non-Employee Director" shall have the meaning set forth in Rule 16b- 3(b)(3) of the 1934 Act.

                  3.  Term

                  The Plan shall become effective as of the date the Plan is approved by the Board of Directors. Once effective, the Plan shall operate and shall remain in effect until terminated by action of the Board of Directors as provided in Section 10 hereof.

                  4.  Plan Operation

                  The Plan is intended to comply with all exemptive conditions under Rule 16b-3 promulgated under the 1934 Act. The Committee shall have the power and authority to construe and interpret the provisions of the Plan. Decisions of the Committee shall be final and conclusive.

                  5.  Participation

                  All Non-Employee Directors shall be eligible to participate in the Plan.

                  6.  Payment of Annual Retainer; Award of Annual Stock Grant

                        (a) Payment of Annual Retainer. As soon as practicable, but no later than 30 days after the first day of each calendar quarter, each person who is a Non-Employee Director at any such first day of a calendar quarter shall be paid one-fourth (1/4) of the Annual Retainer. A person who becomes a Non-Employee Director at any time after the first day of any calendar quarter shall be paid, as soon as practicable but no later than 30 days after the end of such calendar quarter, that portion of the Annual Retainer equal to the amount calculated by multiplying $8,000 by a fraction, the numerator of which is the number of whole months such person served as a Non-Employee
Director during such calendar quarter (with service by any such Non-Employee Director for at least 15 days in any month being considered service for a whole month), and the denominator of which is 12.

                        (b) Award of Annual Stock Grant. As soon as practicable, but no later than 30 days after the first day of each calendar quarter, each person who is a Non-Employee Director at any such first day of a calendar quarter shall be awarded that number of shares of Common Stock equal to one-fourth (1/4) of the Annual Stock Grant. A person who becomes a Non-Employee Director at any time after the first day of any calendar quarter shall be awarded, as soon as practicable but no later than 30 days after the end of such calendar quarter, that number of shares of Common Stock (rounded up to the next whole share in the event of a fractional share) equal to the amount calculated by multiplying 400 by a fraction, the numerator of which is the number of whole months such person served as a Non-Employee Director during such calendar quarter (with service by any such Non-Employee Director for at least 15 days in any month being considered service for a whole month), and the denominator of which is 12.

                  7.  Director Meeting Fees

                        (a) Election to Receive Director Meeting Fees in Stock in Lieu of Cash. Except as set forth in the Plan, a Non-Employee Director may elect to receive all or a portion of Director Meeting Fees in the form of shares of Common Stock, with such shares of Common Stock being paid in arrears on a calendar quarter basis. The number of shares (rounded up to the next whole share in the event of a fractional share) for a calendar quarter payable to a Non-Employee Director (or to any person who was a Non-Employee Director for a portion of such calendar quarter) who has elected to receive Director Meeting Fees in the form of shares (i) shall be in an amount having the aggregate Fair Market Value, as of the first day of any such calendar quarter, equal to the amount of Director Meeting Fees which have been earned in such quarter and which were elected to be paid in shares of Common Stock, and (ii) shall be received by the Non-Employee Director (or any person who was a Non-Employee Director for a portion of such calendar quarter) as soon as practicable, but no later than 30 days after the end of such calendar quarter.

                        (b) Elections. All elections under Section 7(a) for the payment of all or a portion of Director Meeting Fees in the form of Common Stock (i) shall be made in writing, (ii) shall be delivered to the Secretary of the Company, (iii) shall be irrevocable for the calendar year next succeeding such election (or, in the case of any person who becomes a Non-Employee Director during a calendar year, for the remainder of such calendar year during which such Director Meeting Fees are to be paid to such Non-Employee Director in shares of Common Stock), and (iv) shall specify the portion (in 25% increments) of such Director Meeting Fees to be paid in shares of Common Stock. All such elections shall be made annually before the first meeting in the following calendar year at which Director Meeting Fees are to be earned (or, in the case of any person who becomes a Non-Employee Director during a calendar year, prior to the date any such Director Meeting Fees are to be paid to such Non-Employee Director in shares of Common Stock).

                  8.  Limitations and Conditions

                        (a) Total Number of Shares. The total number of shares of Common Stock that may be issued to Non-Employee Directors under the Plan is 100,000 shares. The shares of Common Stock deliverable under the Plan may be authorized and unissued shares or reacquired shares. The foregoing number may be increased or decreased by the events set forth in Section 9 below. No fractional shares shall be issued hereunder. In the event a Non-Employee Director is entitled to a fractional share, such share amount shall be rounded upward to the next whole share amount.

                        (b)  No  Additional  Rights.  Nothing  contained  herein

shall be deemed to create a right in any Non-Employee Director to remain a member of the Board of Directors, to be nominated for reelection or to be reelected as such or, after ceasing to be such a member, to receive any cash or shares of Common Stock under the Plan, except as set forth in the Plan.

                  9.  Stock Adjustments

                  In the event that at any time after the effective date of the Plan the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or any similar corporate event, the Committee may make such adjustments in (i) the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Section 8(a), or (ii) the class of shares that may be issued under the Plan.

                  10.  Amendment and Termination

                  This Plan may be amended, suspended or terminated by action of the Board of Directors; provided, however, that the provisions of the Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

                  11.  Nonassignability

                  No right to receive any shares of Common Stock under the Plan shall be assignable or transferable by such Non-Employee Director other than by will or the laws of descent and distribution.